                                  EXHIBIT 10.26

                        AMENDMENT NO. 1 TO LOAN AGREEMENT
                        ---------------------------------

     THIS AMENDMENT NO. 1 dated as of January 30, 1998 ("Amendment No. 1 to the Loan Agreement"), to the Loan Agreement dated as of October 26, 1997 (the "Loan Agreement"), by and among Capital Automotive REIT, a Maryland real estate investment trust (the "Trust"), Capital Automotive L.P., a Delaware limited partnership (the "Operating Partnership") (the "Trust and the Operating Partnership" on a joint and several basis are hereinafter collectively referred to as the "Borrower") and Friedman, Billings, Ramsey Group, Inc., a Delaware corporation ("FBR"), recites and provides as follows:

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, pursuant to the Loan Agreement FBR has agreed to make a revolving loan (the "Loan") to the Trust for the purposes described in the Loan Agreement, such Loan to be evidenced by a promissory note payable to the order of FBR as provided in the Loan Agreement (the "Note"); and

     WHEREAS, the Trust and the Operating Partnership each desire that the Operating Partnership becomes a "Borrower" pursuant to Amendment No. 1 to the Loan Agreement and the amended and restated Note of even date herewith; and

     WHEREAS, FBR desires that the Operating Partnership become a "Borrower" pursuant to Amendment No. 1 to the Loan Agreement and the amended and restated Note of even date herewith; and

     WHEREAS, the Borrower desires to increase the size of the Loan and FBR has agreed to increase the size of the Loan to the aggregate amount of Two Million Five Hundred Twenty-Five Thousand Dollars ($2,525,000).

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Preamble. The Borrower. The defined term "Borrower" throughout the Loan
        ----------------------
Agreement is hereby amended to mean "the Trust and the Operating Partnership, on a joint and several basis." The singular shall include the plural.

     2. Section 1(a). Loan Funding. Subparagraph (a) of Section 1 of the Loan
        --------------------------
Agreement be and hereby is amended in its entirety to read:


        "(a) Subject to the terms and upon the conditions set forth in this Agreement, Lender agrees to establish a revolving facility (the "Loan") in favor of Borrower on a full recourse basis in the

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              principal amount of up to Two Million Five Hundred
              Twenty-Five Thousand Dollars ($2,525,000) (the "Principal Sum"), or so much thereof as may be advanced or readvanced to or for the account of any Borrower pursuant to the terms and conditions of the Agreement (such foregoing amounts up to the Principal Sum, shall be hereinafter referred to as the "Loan Amount"), except that the outstanding principal balance hereunder shall never exceed the Principal Sum. The Principal Sum, together with interest thereon and all other obligations hereunder, shall be secured as provided in the Security Agreement between the parties dated as of the date hereof (the "Security Agreement").

     3. The Loan Agreement. Except as amended hereby, the Loan Agreement shall
        ------------------
continue in full force and effect and shall apply with equal force and effect to the Operating Partnership until termination or expiration in accordance with the terms thereof.










                        [Signatures Appear on Next Page]

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

     IN WITNESS WHEREOF, the Trust, the Operating Partnership and FBR have caused this Amendment No. 1 to the Loan Agreement to be executed by their respective duly authorized officer as of the date first written above.

                                CAPITAL AUTOMOTIVE REIT


                                By:
                                   --------------------------
                                Title:
                                      -----------------------

                                CAPITAL AUTOMOTIVE L.P.

                                By:  Capital Automotive REIT, as General Partner


                                By:
                                   --------------------------
                                Title:
                                      -----------------------

                                FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


                                By:
                                   --------------------------
                                Title:
                                      -----------------------

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

                                  EXHIBIT 10.26

                      AMENDED AND RESTATED PROMISSORY NOTE
                      ------------------------------------

$2,525,000                                                   Arlington, Virginia
                                                                January 30, 1998

     FOR VALUE RECEIVED, Capital Automotive REIT, a Maryland real estate investment trust (the "Trust") and Capital Automotive L.P., a Delaware Limited Partnership (the "Operating Partnership") (the Trust and the Operating Partnership shall be hereinafter collectively referred to as the "Maker"), jointly and severally promises to pay to the order of Friedman, Billings, Ramsey Group, Inc., a Delaware corporation (which together with any successor, assignee or endorsee shall be hereinafter collectively referred to as the "Holder"), without offset and in immediately available funds, at 1001 19th Street North, Potomac Tower, 10th Floor, Arlington, Virginia 22209, or at such other place as the Holder may designate in writing, Two Million Five Hundred Twenty-Five Thousand and No/100 Dollars ($2,525,000) or so much thereof as shall be advanced to Maker together with interest on the outstanding principal balance thereof at the rate of 10% per annum, calculated based on the actual number of days elapsed and a 360-day year.

     So long as Maker is not in default under the terms of Amendment No. 1 dated even date herewith to the Loan Agreement dated as of October 26, 1997 (the "Loan Agreement"), among Holder and Maker, unless sooner paid, any unpaid principal and accrued interest on this Note shall be due and payable in full upon demand (subject to Holder providing 48 hours prior written notice thereof to Maker) or the closing of the Company's Initial Public Offering. All payments received by the Holder shall be applied first to accrued but unpaid interest and then to principal.

     This Note may be prepaid in whole or in part at any time without penalty.

     Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the entire unpaid principal balance hereof, all accrued interest hereon and any other amounts payable hereunder shall become immediately due and payable without notice or demand.

     Maker hereby waives presentment, demand, protest, notice of protest and notice of dishonor and all other exemptions to the extent permitted by applicable law. To the extent permitted by applicable law, Maker further waives all rights and benefits of any statute of limitations, moratorium, reinstatement, forbearance, valuation, stay, extension, redemption, appraisement and exemption now provided or which may hereafter be provided by law, both as to them and all of their property, real and personal, against the enforcement and collection of the indebtedness evidenced hereby. Acceptance by the Holder of all or any portion of any sum payable hereunder whether before, on or after the due date of such payment shall not be a waiver of the Holder's right either to require prompt payment when due of all other sums payable hereunder or to exercise any of the Holder's rights, powers or remedies hereunder. A waiver of any right on one occasion shall not be construed as a waiver of the Holder's right to insist


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

thereafter upon strict compliance with the terms hereof without previous notice of such intention being given to Maker, and no exercise of any right by the Holder shall constitute or be deemed to constitute an election of remedies by the Holder precluding the subsequent exercise by the Holder of any or all of the rights, powers and remedies available to it hereunder or at law or in equity.

     Maker consents to any and all renewals and extensions in the time of payment hereof without in any way affecting the liability of Maker or any person liable or to become liable with respect to any indebtedness evidenced hereby. No extension of the time for the payment of this Note or any installment due hereunder made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the liability of Maker or any other person liable under this Note, either in whole or in part, under the Holder agrees otherwise in writing.

     Maker shall pay all costs, fees and all expenses, including, without limitation, any and all court or reasonable collection costs and reasonable attorney's fees whether suit be brought or not, incurred in collecting this Note or in preserving or disposing of any collateral granted as security for the payment of this Note, or in defending any claim arising out of the execution of this Note or obligations which it evidences, or otherwise involving the employment by the Holder of attorneys with respect to this Note and the obligations it evidences.

     Any notice to Maker or the Holder shall be conclusively deemed to have been received by either party and be effective on the day on which delivered personally to such party at the address set forth below (or at such other address as such party shall specify to the other party in writing) or if sent by registered or certified United States mail, postage prepaid, on the third business day after the day on which mailed, addressed to such party at such address: (i) if to the Holder, at 1001 19th Street North, Potomac Tower, 10th Floor, Arlington, Virginia 22209-1709, and (ii) if to the Company, at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209.

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     IN WITNESS WHEREOF, Maker has caused this Note to be duly executed as of the day and year first above written.


                               CAPITAL AUTOMOTIVE REIT


                               By:
                                  -----------------------
                               Title:
                                     --------------------

                               CAPITAL AUTOMOTIVE L.P.

                               By:  Capital Automotive REIT, as General Partner


                               By:
                                  -----------------------
                               Title:
                                     --------------------


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